Exhibit 10.2

EXECUTION VERSION

THIRD AMENDMENT TO CREDIT AGREEMENT

THIS THIRD AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of September 19, 2011, is by and between ARABICA FUNDING, INC., a Delaware corporation (the “Borrower”), the banks and other financial institutions or entities from time to time parties to this Agreement (the “Lenders”), and WELLS FARGO BANK, N.A., as administrative agent (the “Administrative Agent”).

RECITALS

A. The Borrower, the Lenders and the Administrative Agent are parties to the Credit Agreement dated as of February 19, 2010 (as amended on November 30, 2010, August 15, 2011 and as otherwise amended and in effect from time to time, the “Credit Agreement”). Capitalized terms used herein without definition have the meanings assigned to them in the Credit Agreement.

B. The Administrative Agent, the Lenders signing below and the Borrower desire to amend the Credit Agreement on the terms and conditions hereinafter set forth.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

I. AMENDMENT TO CREDIT AGREEMENT AND CONSENT. Subject to the satisfaction of each of the conditions set forth herein, the Credit Agreement is hereby amended as follows:

A. Definitions. The definition of “Revolving Termination Date” contained in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Revolving Termination Date”: October 31, 2011.

B. Amendment to Lease/Purchase Documents. The Lender hereby agrees to the form of the First Amendment to Master Lease attached hereto as Exhibit A (the “Amendment to Master Lease”).

C. No Further Amendments. Except as specifically amended hereby, the Credit Agreement and all other Loan Documents shall remain unchanged and in full force and effect.

II. REFERENCES IN LOAN DOCUMENTS; CONFIRMATION OF SECURITY. All references to the “Credit Agreement” in all Loan Documents shall, from and after the date hereof, refer to the Credit Agreement, as amended by this Amendment, and all obligations of the Borrower under the Loan Documents shall be secured by and be entitled to the benefits of the Security Documents. All Security Documents heretofore executed by the Restricted Group shall remain in full force and effect and, by the Borrower’s signature hereto, and Holdings’ and the Company’s and its Subsidiaries’ signatures to such Amendment to Master Lease, such Security Documents are hereby ratified and affirmed.

III. REPRESENTATIONS, WARRANTIES AND COVENANTS. As a condition to the effectiveness of this Amendment, the Borrower hereby represents and warrants to, and covenants and agrees with the Administrative Agent and the Lender that:

A. The execution and delivery of this Amendment has been duly authorized by all requisite action on the part of the Borrower and does not contravene, conflict with, or constitute a default under, any provision of: (i) the Borrower’s articles of incorporation or bylaws, (ii) any law, judgment, decree or order applicable to the Borrower or to any other Loan Party, or (iii) any provision of any material agreement or instrument binding upon any Loan Party or upon any of the respective property of a Loan Party. The execution and delivery of this Amendment by the Borrower do not and will not cause any lien to arise under any provision of any material agreement or instrument binding upon any Loan Party or upon any of the respective property of a Loan Party.

B. The representations and warranties of the Borrower contained in the Credit Agreement and the other Loan Documents are true and correct in all material respects on and as of the date of this Amendment as though made at and as of such date, except to the extent (a) such representations and warranties expressly relate to an earlier date, in which case each such representation and warranty shall be true and correct in all material respects as of such earlier date and (b) of inaccuracies resulting from transactions expressly permitted under the Loan Documents. No Default or Event of Default has occurred and is continuing under the Credit Agreement or any other Loan Document, or will occur as a result of the Proposed Securities Sale, after giving effect thereto and to this Amendment.

C. Attached hereto as Exhibit A is a true, correct and complete copy of the Amendment to Master Lease.

D. No member of the Restricted Group is required to obtain any consent, approval or authorization from, or to file any declaration or statement with, any governmental instrumentality or other agency or any other Person in connection with or as a condition to the execution, delivery or performance of this Amendment.

E. This Amendment constitutes the legal, valid and binding obligation of the Borrower, enforceable against it in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium and similar laws affecting the rights and remedies of creditors generally or the application of principles of equity, whether in any action at law or proceeding in equity, and subject to the availability of the remedy of specific performance or of any other equitable remedy or relief to enforce any right thereunder.

IV. CONDITIONS.

A. This Amendment shall become effective on the first date on which the Borrower shall have executed and delivered to the Administrative Agent (or shall have caused to be executed and delivered to the Administrative Agent by the appropriate persons) the following:

1.	This Amendment;

2.	The Amendment to Master Lease between the Borrower and the Company;

3.	Such other supporting documents and certificates as the Administrative Agent or its counsel may reasonably request.

B. All legal matters incident to the transactions contemplated hereby shall be satisfactory to counsel for the Administrative Agent.

V. MISCELLANEOUS.

A. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

B. This Amendment may be executed by the parties hereto in several counterparts hereof and by the different parties hereto on separate counterparts hereof, all of which counterparts shall together constitute one and the same agreement. Delivery of an executed signature page of this Amendment by facsimile transmission shall be effective as an in-hand delivery of an original executed counterpart hereof.

[The next pages are the signature pages.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as a sealed instrument by their duly authorized representatives, all as of the day and year first above written.

ARABICA FUNDING, INC.

By:	/s/ Bernard J. Angelo
Name: Bernard J. Angelo
Title: Vice President

[Signatures continue on next page]

Signature Page to Third Amendment to Credit Agreement

WELLS FARGO BANK, N.A., as Administrative Agent

By:
Name:
Title:

[Signatures continue on next page]

Signature Page to Third Amendment to Credit Agreement

WELLS FARGO BANK, N.A., as a Lender

By:
Name:
Title:

Signature Page to Third Amendment to Credit Agreement

EXHIBIT A

Amendment to Master Lease

(see attached)

Signature Page to Second Amendment to Credit Agreement